Exhibit 4.1




                  ---------------------------------------------

                         ARIZONA PUBLIC SERVICE COMPANY

                                       TO

                               JPMORGAN CHASE BANK

                                     TRUSTEE

                         Seventh Supplemental Indenture

                             Dated as of May 1, 2003

                                       To

                                    Indenture

                          Dated as of January 15, 1998

                                   ----------

                              4.650% Notes due 2015
                              5.625% Notes due 2033

                  ---------------------------------------------

     SEVENTH SUPPLEMENTAL INDENTURE, dated as of May 1, 2003, between Arizona Public Service Company, a corporation duly organized and existing under the laws of the State of Arizona (herein called the "Company"), having its principal office at 400 North Fifth Street, Phoenix, Arizona 85004, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as Trustee (herein called the "Trustee") under the Indenture dated as of January 15, 1998 between the Company and the Trustee (the "Indenture").

                             RECITALS OF THE COMPANY

     The Company has executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), said Securities to be issued in one or more series as provided in the Indenture.

     Pursuant to the terms of the Indenture, the Company desires to provide for the establishment of two new series of its Securities to be known as its 4.650% Notes due 2015 (herein called the "Notes Due 2015") and its 5.625% Notes due 2033 (therein called the "Notes Due 2033") (the Notes Due 2015 and the Notes Due 2033 are herein collectively referred to as the "Notes") the forms and substance of such Notes Due 2015 and such Notes Due 2033 and the terms, provisions, and conditions thereof to be set forth as provided in the Indenture and this Seventh Supplemental Indenture.

     All things necessary to make this Seventh Supplemental Indenture a valid agreement of the Company, and to make the Notes Due 2015 and the Notes Due 2033, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done.

         NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes Due 2015 and the Notes Due 2033 by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes Due 2015 and the Notes Due 2033 and the terms, provisions, and conditions thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes Due 2015 and the Notes Due 2033, as follows:

                                   ARTICLE ONE

                         GENERAL TERMS AND CONDITIONS OF
                             THE NOTES DUE 2015 AND
                               THE NOTES DUE 2033

     SECTION 101. There shall be and is hereby authorized a series of Securities designated the "4.650% Notes due 2015" initially limited in aggregate principal amount to $300,000,000, which amount shall be as set forth in any Company Order for the authentication and delivery of Notes Due 2015. There shall be and is hereby authorized a series of Securities designated the "5.625% Notes due 2033" initially limited in aggregate principal amount to $200,000,000, which amount shall be as set forth in any Company Order for the authentication and delivery of Notes Due 2033. The Notes Due 2015 and the Notes Due 2033 shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on May 15, 2015 and May 15, 2033, respectively, and shall be issued in the form of registered Notes without coupons.

     The foregoing principal amount of the Notes Due 2015 and the Notes Due 2033 may be increased from time to time as permitted by Section 301 of the Indenture. All Notes Due 2015 and Notes Due 2033 need not be issued at the same time and such series may be reopened at any time, without notice to, or the consent of, the then existing Holders, for issuances of additional Notes Due 2015 and Notes Due 2033. Any such additional Notes Due 2015 and Notes Due 2033 will be equal in rank and have the same respective maturity, payment terms, redemption features, and other terms, except for the payment of interest accruing prior to the issue date of the further Notes Due 2015 and Notes Due 2033 and for the first payment of interest following the issue date of the further Notes Due 2015 and Notes Due 2033, as those initially issued.

     SECTION 102. The Notes Due 2015 and Notes Due 2033 shall each be issued in certificated form, except that the Notes Due 2015 and Notes Due 2033 shall each be issued initially as a Global Security to and registered in the name of Cede & Co., as nominee of The Depository Trust Company, as Depositary therefor. Any Notes Due 2015 and Notes Due 2033 to be issued or transferred to, or to be held by, Cede & Co. (or any successor thereof) for such purpose shall bear the depositary legend in substantially the form set forth at the top of the form of Note Due 2015 in Article Two hereof and at the top of the form of Note Due 2033 in Article Three hereof (in lieu of that set forth in Section 204 of the Indenture), unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Each such Global Security may be exchanged in whole or in part for Notes Due 2015 or Notes Due 2033, as applicable, registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than such Depositary or a nominee thereof only under the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Indenture, or such other circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of
Section 305 of the Indenture as to which the Company shall agree, such agreement to be confirmed in writing to the Trustee. Principal of, and premium, if any, and interest on the Notes Due 2015 and Notes Due 2033 will be payable, the transfer of Notes Due 2015 and Notes Due 2033 will be registrable and Notes Due 2015 and Notes Due 2033, respectively, will be exchangeable for Notes Due 2015 and Notes Due 2033, respectively, bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

     SECTION 103. Each Note Due 2015 will bear interest at the rate of 4.650% and each Note Due 2033 will bear interest at the rate of 5.625%, each from May 12, 2003 or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment, payable on May 15 and November 15 of each year (each, an "Interest Payment Date"), commencing on November 15, 2003, to the person in whose name such Note Due 2015 or Note Due 2033 or any Predecessor Security is registered, at the close of business on May 1 and November 1, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name the Note Due 2015 or Note Due 2033 (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Notes Due 2015 or Notes Due 2033, as the case may be, not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes Due 2015 or Notes Due 2033 may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Interest will accrue from May 12, 2003 to, but not including, the relevant payment date. In the event that any date on which interest is payable on the Notes Due 2015 or the Notes Due 2033 is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A "Business Day" shall mean any day, except a Saturday, a Sunday or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

     SECTION 104. The Company, at its option, may redeem all, or, from time to time any part of the Notes Due 2015 or Notes Due 2033, upon notice as provided in the Indenture at a Redemption Price equal to the greater of (a) the principal amount of the Notes Due 2015 or Notes Due 2033 (or portion thereof) to be redeemed plus interest (if any) accrued to the Redemption Date or (b) the Make-Whole Amount with respect to the Notes Due 2015 or Notes Due 2033 to be redeemed.

     For purposes of this Section 104, the following terms shall have the following meanings:

          "MAKE-WHOLE AMOUNT" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Notes Due 2015 or Notes Due 2033 to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Date) from the Redemption Date to the Stated Maturity of the Notes Due 2015 or Notes Due 2033, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest (if any) on the principal amount of the Notes Due 2015 or Notes Due 2033 being redeemed to the Redemption Date.

          "ADJUSTED  TREASURY RATE" means,  with respect to any Redemption Date,
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Notes Due 2015 or Notes Due 2033 to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus in each case 0.150%.

          "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the Notes Due 2015 or Notes Due 2033, as the case may be, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes Due 2015 or Notes Due 2033, as the case may be.

          "QUOTATION AGENT" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

          "REFERENCE   TREASURY  DEALER"  means  each  primary  U.S.  Government
securities dealer selected by the Company.

          "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date, if clause (ii) of the definition of Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

          "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price, including any Make-Whole Amount.

     The Company shall give the Trustee written notice of the Redemption Price, promptly after the calculation thereof.

     Notwithstanding Section 1104 of the Indenture, any notice of redemption given pursuant to said Section with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

     SECTION 105. The Notes Due 2015 and the Notes Due 2033 shall be defeasible pursuant to Section 1302 or 1303 of the Indenture.

                                   ARTICLE TWO

                             FORM OF NOTES DUE 2015

     SECTION  201.  The  Notes  Due  2015  and  the  Trustee's   certificate  of
authentication to be endorsed thereon are to be substantially in the following forms:

Form of Face of Security.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ARIZONA PUBLIC SERVICE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         ARIZONA PUBLIC SERVICE COMPANY

                              4.650% Note due 2015

No.                                                                 $300,000,000
                                                           CUSIP No. 040555 CE 2

     Arizona Public Service Company, a corporation duly organized and existing under the laws of Arizona (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Million Dollars on May 15, 2015, and to pay interest thereon from May 12, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2003, at the rate of 4.650%, until the principal hereof is paid or made available for payment.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1, as the case may be, immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By
                                           -------------------------------------
                                           Senior Vice President and
                                           Chief Financial Officer
Attest:

----------------------------------
Secretary

Form of Reverse of Security

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

     The Securities of this series are subject to redemption upon not less than 30 days' notice by mail at the option of the Company, in whole or in part, from time to time at a Redemption Price equal to the greater of (a) the principal amount of the Securities (or portion thereof) of this series to be redeemed plus interest (if any) accrued to the Redemption Date or (b) the Make-Whole Amount (as defined below) with respect to the Securities of this series to be redeemed (the "Redemption Price").

     If notice has been given as provided in the Indenture and funds for the redemption of any Securities (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

     Notice of any optional redemption of Securities of this series (or any portion thereof) will be given to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price or, if not then known, the manner of calculation thereof, and the principal amount of the Securities of this series held by such Holder to be redeemed. If less than all of the Securities of this series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the portion of such Securities to be redeemed in whole or in part.

     As used herein:

          "MAKE-WHOLE AMOUNT" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Securities of this series to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Date) from the Redemption Date to the Stated Maturity of the Securities of this series, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest (if any) on the principal amount of the Securities of this series being redeemed to the Redemption Date.

          "ADJUSTED  TREASURY RATE" means,  with respect to any Redemption Date,
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus in each case 0.150%.

          "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the Securities of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "QUOTATION AGENT" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

          "REFERENCE   TREASURY  DEALER"  means  each  primary  U.S.  Government
securities dealer selected by the Company.

          "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date, if clause (ii) of the definition of Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

          "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     The Securities of this series will not be subject to any sinking fund.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee without the consent of such Holders in certain limited circumstances or with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee's Certificate of Authentication.

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                  JPMORGAN CHASE BANK
                                        AS TRUSTEE


                                        By
                                           -------------------------------------
                                           AUTHORIZED OFFICER

                                  ARTICLE THREE

                             FORM OF NOTES DUE 2033

     SECTION  301.  The  Notes  Due  2033  and  the  Trustee's   Certificate  of
Authentication to be endorsed thereon are to be substantially in the following forms:

Form of Face of Security

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ARIZONA PUBLIC SERVICE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         ARIZONA PUBLIC SERVICE COMPANY

                              5.625% Note due 2033

No.                                                                 $200,000,000
                                                           CUSIP No. 040555 CF 9

     Arizona Public Service Company, a corporation duly organized and existing under the laws of Arizona (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Million Dollars on May 15, 2033, and to pay interest thereon from May 12, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2003, at the rate of 5.625%, until the principal hereof is paid or made available for payment.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1, as the case may be, immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By
                                           -------------------------------------
                                           Senior Vice President and
                                           Chief Financial Officer
Attest:

----------------------------------
Secretary

Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the

Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

     The Securities of this series are subject to redemption upon not less than 30 days' notice by mail at the option of the Company, in whole or in part, from time to time at a Redemption Price equal to the greater of (a) the principal amount of the Securities (or portion thereof) of this series to be redeemed plus interest (if any) accrued to the Redemption Date or (b) the Make-Whole Amount (as defined below) with respect to the Securities of this series to be redeemed (the "Redemption Price").

     If notice has been given as provided in the Indenture and funds for the redemption of any Securities (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

     Notice of any optional redemption of Securities of this series (or any portion thereof) will be given to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price or, if not then known, the manner of calculation thereof, and the principal amount of the Securities of this series held by such Holder to be redeemed. If less than all of the Securities of this series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the portion of such Securities to be redeemed in whole or in part.

     As used herein:

          "MAKE-WHOLE AMOUNT" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Securities of this series to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Date) from the Redemption Date to the Stated Maturity of the Securities of this series, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest (if any) on the principal amount of the Securities of this series being redeemed to the Redemption Date.

          "ADJUSTED  TREASURY RATE" means,  with respect to any Redemption Date,
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus in each case 0.150%.

          "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the Securities of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "QUOTATION AGENT" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

          "REFERENCE   TREASURY  DEALER"  means  each  primary  U.S.  Government
securities dealer selected by the Company.

          "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date, if clause (ii) of the definition of Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

          "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     The Securities of this series will not be subject to any sinking fund.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee without the consent of such Holders in certain limited circumstances or with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee's Certificate of Authentication

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                  JPMORGAN CHASE BANK
                                        AS TRUSTEE


                                        By
                                           -------------------------------------
                                           AUTHORIZED OFFICER

                                  ARTICLE FOUR

               ORIGINAL ISSUE OF NOTES DUE 2015 AND NOTES DUE 2033

     SECTION 401. Subject to Section 101, the Notes Due 2015 and the Notes Due 2033 in the aggregate principal amount of $500,000,000 may, upon execution of this Seventh Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes Due 2015 and Notes

Due 2033 in accordance with a Company Order delivered to the Trustee by the Company, without any further action by the Company.

                                  ARTICLE FIVE

                           PAYING AGENT AND REGISTRAR

     SECTION 501. JPMorgan Chase Bank will be the Paying Agent and Security Registrar for the Notes Due 2015 and the Notes Due 2033.

                                   ARTICLE SIX

                                SUNDRY PROVISIONS

     SECTION 601. Except as otherwise expressly provided in this Seventh Supplemental Indenture or in the form of Notes Due 2015 or Notes Due 2033 or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of Notes Due 2015 or Notes Due 2033 that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

     SECTION 602. The Indenture, as heretofore supplemented and amended, and as supplemented by this Seventh Supplemental Indenture, is in all respects ratified and confirmed, and this Seventh Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

     SECTION 603. The Trustee hereby accepts the trusts herein declared, provided, created, supplemented, or amended and agrees to perform the same upon the terms and conditions herein and in the Indenture, as heretofore supplemented and amended, set forth and upon the following terms and conditions:

     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Six of the Indenture shall apply to and form a part of this Seventh Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations, and insertions, if any, as may be appropriate to make the same conform to the provisions of this Seventh Supplemental Indenture.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer


Attest:

Betsy A. Pregulman
----------------------------------
Betsy A. Pregulman
Associate Secretary


                                        JPMORGAN CHASE BANK, as Trustee


                                        By: Kathleen Perry
                                            ------------------------------------


Attest:

Diane Darconte
----------------------------------
Name: Diane Darconte
Title: Trust Officer

STATE OF ARIZONA         )
                         )  ss.:
COUNTY OF MARICOPA       )

     On the ____ day of May, 2003, before me personally came Barbara M. Gomez, to me known, who, being by me duly sworn, did depose and say that she is the Treasurer of Arizona Public Service Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.


                                                   Debra L. Blondin
                                        ----------------------------------------
                                                     Notary Public

My Commission Expires:

June 7, 2004
------------------------

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

     On the 9th day of May, 2003, before me personally came Kathleen Perry, to me known, who, being by me duly sworn, did depose and say that he/she is Vice President of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.


                                                      Emily Fayan
                                        ----------------------------------------
                                                     Notary Public

My Commission Expires:

December 31, 2001
------------------------